Exhibit 26(a)(iii)

Resolution of the Board of Directors of Transamerica Life Insurance Company for the name change of the separate account and officer’s Certification

WRITTEN CONSENT OF THE DIRECTORS

OF TRANSAMERICA LIFE INSURANCE COMPANY

IN LIEU OF A MEETING

TRANSAMERICA LIFE INSURANCE COMPANY

(AN IOWA CORPORATION)

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

September 15, 2008

WHEREAS, the consummation of the statutory mergers of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America with and into Transamerica Life Insurance Company, in accordance with the applicable laws of the State of Iowa, and the resulting cessation of the separate existence of Transamerica Occidental Life Insurance Company and of Life Investors Insurance Company of America is expected soon; and

***

WHEREAS, upon the consummation of the statutory mergers, Transamerica Life Insurance Company shall possess all assets, including all separate account assets, of Transamerica Occidental Insurance Company and Life Investors Insurance Company of America, and Transamerica Life Insurance Company shall be vested with all obligations belonging to or due Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America without further act or deed; and

***

WHEREAS, Transamerica Life Insurance Company is and shall continue to be subject to the laws of the State of Iowa; and

***

WHEREAS, upon consummation of the statutory mergers, Transamerica Life Insurance Company shall become the depositor of Life Investors Variable Account A of Life Investors Insurance Company of America, and of the following Separate Accounts of Transamerica Occidental Life Insurance Company:

Transamerica Occidental Life Insurance Company Separate Account VA-2L;

Transamerica Occidental Life Insurance Company Separate Account VA-5;

Transamerica Occidental Life Insurance Company Separate Account VL;

Transamerica Occidental Life Insurance Company Separate Account VUL-1;

Transamerica Occidental Life Insurance Company Separate Account VUL-2;

Transamerica Occidental Life Insurance Company Separate Account VUL-3;

Transamerica Occidental Life Insurance Company Separate Account VUL-4;

Transamerica Occidental Life Insurance Company Separate Account VUL-5;

Transamerica Occidental Life Insurance Company Separate Account VUL-6; and

WHEREAS, each of the above-mentioned Separate Accounts has been duly established in accordance with the applicable provisions of the insurance law of the State of Iowa and is registered with the United States Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940; and

WHEREAS, Life Investors Variable Account A supports benefits payable under variable universal life insurance policies issued by Life Investors Insurance Company of America, and each of the other above-mentioned Separate Accounts supports benefits payable under variable annuity contracts or variable universal life insurance policies issued by Transamerica Occidental Life Insurance Company, and, upon consummation of the statutory mergers, Transamerica Life Insurance Company shall become the issuer of each such variable annuity contract and variable universal life insurance policy; and

WHEREAS, the Directors of Transamerica Life Insurance Company deem it advisable to change the designations of the above-mentioned Separate Accounts as follows, upon the consummation of the statutory mergers:

Separate Account VA-2L of Transamerica Life Insurance Company;

Separate Account VA-5 of Transamerica Life Insurance Company;

Separate Account VL of Transamerica Life Insurance Company;

Separate Account VUL-1 of Transamerica Life Insurance Company;

Separate Account VUL-2 of Transamerica Life Insurance Company;

Separate Account VUL-3 of Transamerica Life Insurance Company

Separate Account VUL-4 of Transamerica Life Insurance Company;

Separate Account VUL-5 of Transamerica Life Insurance Company;

Separate Account VUL-6 of Transamerica Life Insurance Company;

Variable Life Account A of Transamerica Life Insurance Company.

***

NOW THEREFORE, BE IT RESOLVED, that Transamerica Life Insurance Company, an Iowa stock life insurance company, shall be authorized to act as the depositor of the following Separate Accounts of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America:

Transamerica Occidental Life Insurance Company Separate Account VA-2L;

Transamerica Occidental Life Insurance Company Separate Account VA-5;

Transamerica Occidental Life Insurance Company Separate Account VL;

Transamerica Occidental Life Insurance Company Separate Account VUL-1;

Transamerica Occidental Life Insurance Company Separate Account VUL-2;

Transamerica Occidental Life Insurance Company Separate Account VUL-3;

Transamerica Occidental Life Insurance Company Separate Account VUL-4;

Transamerica Occidental Life Insurance Company Separate Account VUL-5;

Transamerica Occidental Life Insurance Company Separate Account VUL-6;

Life Investors Insurance Company of America Life Investors Variable Account A; and

***

RESOLVED FURTHER, that the Board of Directors of Transamerica Life Insurance Company hereby approves changing the designations of the above-listed Separate Accounts of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America as follows, upon consummation of the statutory mergers of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America with and into Transamerica Life Insurance Company:

Separate Account VA-2L of Transamerica Life Insurance Company;

Separate Account VA-5 of Transamerica Life Insurance Company;

Separate Account VL of Transamerica Life Insurance Company;

Separate Account VUL-1 of Transamerica Life Insurance Company;

Separate Account VUL-2 of Transamerica Life Insurance Company;

Separate Account VUL-3 of Transamerica Life Insurance Company

Separate Account VUL-4 of Transamerica Life Insurance Company;

Separate Account VUL-5 of Transamerica Life Insurance Company;

Separate Account VUL-6 of Transamerica Life Insurance Company;

Variable Life Account A of Transamerica Life Insurance Company; and

***

RESOLVED FURTHER, that the appropriate officers of Transamerica Life Insurance Company, with such assistance from auditors, legal counsel and independent consultants or other individuals as they may require, are hereby authorized and directed to take all actions and execute any and all documents, as may be necessary to maintain the lawful operations of each of the above-listed Separate Accounts under all applicable federal and state laws, rules, and regulation.

Pursuant to the authority vested in the Board of Directors under the articles of incorporation and bylaws of Transamerica Life Insurance Company, an Iowa stock life insurance company, and pursuant to the authority of the laws of Iowa, the undersigned, being all the Directors of Transamerica Life Insurance Company, do hereby affirmatively adopt, approve, and vote for the foregoing Resolutions of the Board of Directors, it being intended that this consent shall have the same force and effect as the unanimous vote of the Directors at a regular meeting of the Board of Directors duly called and held at which a quorum was present and acting unanimously throughout. The Secretary is directed to file this consent in Transamerica Life Insurance Company’s minute book as a duly authorized action by the unanimous written consent of the Board of directors of Transamerica Life Insurance Company.

IN WITNESS WHEREOF, the undersigned hereby certify, consent and agree to the foregoing Resolutions and they have executed this Unanimous Consent to be filed as part of the record of Transamerica Life Insurance Company on this 15th day of September, 2008.

/s/ Darryl D. Button	/s/ Mark W. Mullin
Darryl D. Button	Mark W. Mullin

/s/ Brenda K. Clancy	/s/ Arthur C. Schneider
Brenda K. Clancy	Arthur C. Schneider

/s/ Kenneth Kilbane	/s/ Craig D. Vermie
Kenneth Kilbane	Craig D. Vermie

/s/ Eric J. Martin
Eric J. Martin

Filed this      day of             , 2008 with the undersigned Secretary of Transamerica Life Insurance Company.

By:	/s/ Craig D. Vermie
Craig D. Vermie, Secretary

CERTIFICATION

I, Craig D. Vermie, being the duly constituted Secretary of Transamerica Life Insurance Company (“TLIC”), a corporation duly organized and existing under the laws of Iowa, hereby certify that the following is a true and correct copy of resolutions duly adopted by Written Consent of the Board of Directors of TLIC dated August 27, 2008, and said resolutions are still in full force and effect:

WHEREAS, the consummation of the statutory mergers of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America with and into Transamerica Life Insurance Company, in accordance with the applicable laws of the State of Iowa, and the resulting cessation of the separate existence of Transamerica Occidental Life Insurance Company and of Life Investors Insurance Company of America is expected soon; and

WHEREAS, upon the consummation of the statutory mergers, Transamerica Life Insurance Company shall possess all assets, including all separate account assets, of Transamerica Occidental Insurance Company and Life Investors Insurance Company of America, and Transamerica Life Insurance Company shall be vested with all obligations belonging to or due Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America without further act or deed; and

WHEREAS, Transamerica Life Insurance Company is and shall continue to be subject to the laws of the State of Iowa; and

WHEREAS, upon consummation of the statutory mergers, Transamerica Life Insurance Company shall become the depositor of Life Investors Variable Account A of Life Investors Insurance Company of America, and of the following Separate Accounts of Transamerica Occidental Life Insurance Company:

Transamerica Occidental Life Insurance Company Separate Account VA-2L;

Transamerica Occidental Life Insurance Company Separate Account VA-5;

Transamerica Occidental Life Insurance Company Separate Account VL;

Transamerica Occidental Life Insurance Company Separate Account VUL-1;

Transamerica Occidental Life Insurance Company Separate Account VUL-2;

Transamerica Occidental Life Insurance Company Separate Account VUL-3;

Transamerica Occidental Life Insurance Company Separate Account VUL-4;

Transamerica Occidental Life Insurance Company Separate Account VUL-5;

Transamerica Occidental Life Insurance Company Separate Account VUL-6; and

WHEREAS, each of the above-mentioned Separate Accounts has been duly established in accordance with the applicable provisions of the insurance law of the State of Iowa and is registered with the United States Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940; and

WHEREAS, Life Investors Variable Account A supports benefits payable under variable universal life insurance policies issued by Life Investors Insurance Company of America, and each of the other above-mentioned Separate Accounts supports benefits payable under variable annuity contracts or variable universal life insurance policies issued by Transamerica Occidental Life Insurance Company, and, upon consummation of the statutory mergers, Transamerica Life Insurance Company shall become the issuer of each such variable annuity contract and variable universal life insurance policy; and

WHEREAS, the Directors of Transamerica Life Insurance Company deem it advisable to change the designations of the above-mentioned Separate Accounts as follows, upon the consummation of the statutory mergers:

Separate Account VA-2L of Transamerica Life Insurance Company;

Separate Account VA-5 of Transamerica Life Insurance Company;

Separate Account VL of Transamerica Life Insurance Company;

Separate Account VUL-1 of Transamerica Life Insurance Company;

Separate Account VUL-2 of Transamerica Life Insurance Company;

Separate Account VUL-3 of Transamerica Life Insurance Company

Separate Account VUL-4 of Transamerica Life Insurance Company;

Separate Account VUL-5 of Transamerica Life Insurance Company;

Separate Account VUL-6 of Transamerica Life Insurance Company;

Variable Life Account A of Transamerica Life Insurance Company.

NOW THEREFORE, BE IT RESOLVED, that Transamerica Life Insurance Company, an Iowa stock life insurance company, shall be authorized to act as the depositor of the following Separate Accounts of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America:

Transamerica Occidental Life Insurance Company Separate Account VA-2L;

Transamerica Occidental Life Insurance Company Separate Account VA-5;

Transamerica Occidental Life Insurance Company Separate Account VL;

Transamerica Occidental Life Insurance Company Separate Account VUL-1;

Transamerica Occidental Life Insurance Company Separate Account VUL-2;

Transamerica Occidental Life Insurance Company Separate Account VUL-3;

Transamerica Occidental Life Insurance Company Separate Account VUL-4;

Transamerica Occidental Life Insurance Company Separate Account VUL-5;

Transamerica Occidental Life Insurance Company Separate Account VUL-6;

Life Investors Insurance Company of America Life Investors Variable Account A; and

RESOLVED FURTHER, that the Board of Directors of Transamerica Life Insurance Company hereby approves changing the designations of the above-listed Separate Accounts of Transamerica Occidental Life Insurance Company and Life Investors Insurance Company of America as follows, upon consummation of the statutory mergers of Transamerica Occidental Life

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Insurance Company and Life Investors Insurance Company of America with and into Transamerica Life Insurance Company:

Separate Account VA-2L of Transamerica Life Insurance Company;

Separate Account VA-5 of Transamerica Life Insurance Company;

Separate Account VL of Transamerica Life Insurance Company;

Separate Account VUL-1 of Transamerica Life Insurance Company;

Separate Account VUL-2 of Transamerica Life Insurance Company;

Separate Account VUL-3 of Transamerica Life Insurance Company

Separate Account VUL-4 of Transamerica Life Insurance Company;

Separate Account VUL-5 of Transamerica Life Insurance Company;

Separate Account VUL-6 of Transamerica Life Insurance Company;

Variable Life Account A of Transamerica Life Insurance Company; and

RESOLVED FURTHER, that the appropriate officers of Transamerica Life Insurance Company, with such assistance from auditors, legal counsel and independent consultants or other individuals as they may require, are hereby authorized and directed to take all actions and execute any and all documents, as may be necessary to maintain the lawful operations of each of the above-listed Separate Accounts under all applicable federal and state laws, rules, and regulation.

Dated this 26th day of Sept., 2008.

/s/ Craig D. Vermie
Craig D. Vermie

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